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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                 -------------------


                                       FORM 8-A


                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                       PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES AND EXCHANGE ACT OF 1934


                        DIVERSIFIED CORPORATE RESOURCES, INC.

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                (Exact name of registrant as specified in its charter)


    Texas                                              75-1565578
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(State of incorporation or                            (IRS Employer
organization)                                         Identification No.)

                        12801 N. Central Expressway, Suite 350
                                   Dallas, TX 75243
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    (Address of principal executive offices)            (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

    Title of each class                     Name of each exchange on which
    to be so registered                     each class is to be registered
    -------------------                     ------------------------------
    Common Stock                            American Stock Exchange, Inc.

Securities to be registered pursuant to Section 12(g) of the Act:

                                         None
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                                    Title of Class
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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of the Common Stock, par value $.10 per share, of Diversified Corporate Resources, Inc. (the "Registrant") to be registered hereunder is set forth under the caption "Description of Capital Stock" in the Prospectus (the "Prospectus") included in the Registration Statement on Form S-1 (Commission File No. 333-31825) initially filed by the Registrant with the Securities and Exchange Commission (the "Commission") on July 22, 1997, as amended by Amendment No. 1 to the Registration Statement on Form S-1 as filed with the Commission on September 2, 1997, and as amended by Amendment No. 2 to the Registration Statement on Form S-1 as filed with the Commission on September 30, 1997 (the "Registration Statement"). The Registration Statement, including the Prospectus, is incorporated herein by reference.

ITEM 2.  EXHIBITS

         1. Articles of Incorporation of the Registrant, as amended (filed as Exhibit 3.1 to the Registration Statement).

         2. Bylaws of the Registrant (filed as Exhibit 3.3 to the Registration Statement).

         3.   Form of specimen stock certificate for shares of Common Stock.



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                                      SIGNATURE


    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated as of September 30, 1997

                                  DIVERSIFIED CORPORATE RESOURCES, INC.



                                  By:   /s/ M. Ted Dillard
                                      ---------------------------------
                                  Name:  M. Ted Dillard
                                  Title: President


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                                    EXHIBIT INDEX

EXHIBIT                                                           SEQUENTIALLY
  NO.                            EXHIBIT DESCRIPTION              NUMBER PAGE
-------                          -------------------              -----------
1.       Articles of Incorporation of the Registrant, as amended
         (filed as Exhibit 3.1 to the Registration Statement).

2.       Bylaws of the Registrant (filed as Exhibit 3.3 to the
         Registration Statement).

3.       Form of specimen stock certificate for shares of Common
         Stock.



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